EXPENSE LIMITATION AGREEMENT

VICTORY PORTFOLIOS

THIS AGREEMENT, amended and restated effective as of May 1, 2021, by and between Victory Capital Management Inc. (the “Investment Adviser”) and Victory Portfolios, a Delaware statutory trust (the “Trust”), on behalf of each series portfolio listed on Schedule A hereto, (each a “Fund” and collectively the “Funds”) individually, and not jointly;

WHEREAS, the Trust is an open-end management investment company of a series type registered with the Securities and Exchange Commission (the “Commission”) under the Investment Company Act of 1940, as amended (the “1940 Act”), and each Fund is a series of the Trust; and

WHEREAS, the Trust and the Investment Adviser have entered into an investment advisory agreement on behalf of the Funds (the “Advisory Agreement”), pursuant to which the Investment Adviser provides investment advisory services to the Funds for compensation based on the value of the average daily net assets of each Fund; and

WHEREAS, the Trust and the Investment Adviser have determined that it is appropriate and in the best interests of each Fund and its shareholders to maintain each Fund’s aggregate expenses below a level which may normally be incurred by the Fund;

NOW, THEREFORE, the parties hereto hereby agree as follows:

1.	Expense Limitation.
1.1.

Applicable Expense Limitation.  To the extent that the aggregate expenses incurred by a Fund in any month, including but not limited to investment advisory fees of the Investment Adviser (but excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of such Fund’s business), exceed the Operating Expense Limit, as defined in Section 1.2 below, such excess amount shall be the liability of the Investment Adviser.

1.2.

Operating Expense Limit.  The maximum Operating Expense Limit in any year with respect to each Fund shall be the amount specified in Schedule A based on a percentage of the average daily net assets of the relevant class of shares of each Fund.  Advisory fee waivers must be uniform across all share classes of a given Fund.

2.	Term and Termination of Agreement.

This Agreement shall become effective on the date stated above only if approved by the Board of Trustees of the Trust and by a majority of the Trustees who (i) are not “interested persons” of the Trust or any other party to this Agreement, as defined in the 1940 Act, and (ii) have no direct or indirect financial interest in the operation of this Agreement.  This Agreement shall remain in effect with respect to each Fund for the period shown on Schedule A.  The Investment Adviser may extend the duration of any Operating Expense Limit for any Fund by delivering a revised Agreement to the Trust reflecting such extension.  This Agreement shall terminate with the respect to any Fund upon termination of the Advisory Agreement on behalf of that Fund.

3.	Recovery of Excess Expenses.
4.

Repayment.  To the extent that the Investment Adviser has waived all or part of its fees and/or reimbursed any of a Fund’s expenses to satisfy its liability for amounts in excess of that Fund’s Operating Expense Limit, the Investment Adviser may, if the Advisory Agreement is still in effect on behalf of that Fund, seek from that Fund repayment of such amounts for up to three years after the  date the Investment Adviser waived any such fees and/or reimbursed any such expenses.  Subject to the above described requirement that the Advisory Agreement be in effect and the three year time limitation, the right of the Investment Adviser to repayment from a Fund under this Section 3.1 shall survive the termination of this Agreement with respect to that Fund.

5.

Limitations on Repayments. A Fund will make no repayment if during the year in which the Investment Adviser seeks such repayments, the fund’s operating expenses exceed either (a) the Operating Expense Limit in effect at the time of the original fee waiver or expense reimbursement, or (b) the Operating Expense Limit in effect at the time the Investment Adviser seeks such repayment.  Any amounts repaid pursuant to Section 3.1 of this Agreement shall not include any additional charges, fees or interest.

6.

Board Reports. Any amounts repaid pursuant to Section 3.1 of this Agreement will be reported to the Trust’s Board of Trustees at its first regular meeting following the quarter in which the repayment occurred.

7.	Miscellaneous.

4.

Captions.  The captions in this Agreement are included for convenience of reference only and in no other way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

5.

Interpretation.  Nothing herein contained shall be deemed to require the Trust or the Funds to take any action contrary to the Trust’s Declaration of Trust or Bylaws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Trust’s Board of Trustees of its responsibility for and control of the conduct of the affairs of the Trust or the Funds.

6.

Definitions.  Any questions of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from the terms and provisions of the Advisory Agreement or the 1940 Act, shall have the same meaning as and be resolved by reference to such Advisory Agreement or the 1940 Act.

7.	Prior Agreements. This Agreement supersedes all prior agreements and understandings between the parties relating to the subject matter of this Agreement.

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized and their respective corporate seals to be hereunto affixed, as of the day and year first above written.

VICTORY PORTFOLIOS, on behalf of each Fund listed on Schedule A, individually and not jointly

By:	/s/ Christopher K. Dyer
Name:	Christopher K. Dyer
Title:	President

VICTORY CAPITAL MANAGEMENT INC.

By:	/s/ Michael D. Policarpo
Name:	Michael D. Policarpo
Title:	President, Chief Financial Officer and Chief Administrative Officer

SCHEDULE A

TO THE EXPENSE LIMITATION AGREEMENT DATED AUGUST 1, 2013

BETWEEN

VICTORY PORTFOLIOS AND VICTORY CAPITAL MANAGEMENT INC.

OPERATING EXPENSE LIMITS AS OF MAY 1, 2021

Fund/Class October 31 FYE Funds	Maximum Operating Expense Limit	Date of Termination	Effective Date of Waiver
Victory Diversified Stock – Class C	2.02%	28-Feb-22	1-Mar-21
Victory Diversified Stock – Class I	0.83%	28-Feb-22	1-Mar-21
Victory Diversified Stock – Class R6	0.78%	28-Feb-22	1-Mar-21
Victory Diversified Stock – Class Y	0.86%	28-Feb-22	1-Mar-21
Victory INCORE Fund for Income – Class A	0.91%	28-Feb-22	1-Mar-21
Victory INCORE Fund for Income – Class C	1.71%	28-Feb-22	1-Mar-21
Victory INCORE Fund for Income – Class I	0.64%	28-Feb-22	1-Mar-21
Victory INCORE Fund for Income – Class R	0.91%	28-Feb-22	1-Mar-21
Victory INCORE Fund for Income – Class R6	0.63%	28-Feb-22	1-Mar-21
Victory INCORE Fund for Income – Class Y	0.71%	28-Feb-22	1-Mar-21
Victory INCORE Fund for Income – Member Class	0.75%	28-Feb-22	10-Jun-20
Victory INCORE Investment Grade Convertible – Class A	1.39%	28-Feb-22	1-Mar-21
Victory INCORE Investment Grade Convertible – Member Class	1.10%	28-Feb-22	10-Jun-20
Victory NewBridge Large Cap Growth – Class A	1.36%	28-Feb-22	1-Mar-21
Victory NewBridge Large Cap Growth – Class C	2.10%	28-Feb-22	1-Mar-21
Victory NewBridge Large Cap Growth – Class I	0.95%	28-Feb-22	1-Mar-21
Victory NewBridge Large Cap Growth – Class Y	1.02%	28-Feb-22	1-Mar-21
Victory Special Value – Class C	2.20%	28-Feb-22	1-Mar-21
Victory Special Value – Class I	1.15%	28-Feb-22	1-Mar-21
Victory Special Value – Class Y	1.10%	28-Feb-22	1-Mar-21
Victory Sycamore Established Value – Class C	1.84%	28-Feb-22	1-Mar-21
Victory Sycamore Small Company Opportunity – Class Y	1.15%	28-Feb-22	1-Mar-21
Victory THB US Small Opportunities Fund – Class A	1.25%	3-May-23	1-May-21
Victory THB US Small Opportunities Fund – Class I	1.70%	3-May-23	1-May-21

Fund/Class June 30 FYE Funds	Maximum Operating Expense Limit	Date of Termination	Effective Date of Waiver
Victory INCORE Total Return Bond Fund – Class A	0.85%	31-Oct-21	1-Nov-20
Victory INCORE Total Return Bond Fund – Class C	1.60%	31-Oct-21	1-Nov-20
Victory INCORE Total Return Bond Fund – Class R6	0.58%	31-Oct-21	1-Nov-20
Victory INCORE Total Return Bond Fund – Class Y	0.60%	31-Oct-21	1-Nov-20
Victory Integrity Discovery Fund – Class A	1.66%	31-Oct-21	1-Nov-20
Victory Integrity Discovery Fund – Class C	2.45%	31-Oct-21	1-Nov-20
Victory Integrity Discovery Fund – Class R	2.08%	31-Oct-21	1-Nov-20
Victory Integrity Discovery Fund – Class Y	1.44%	31-Oct-21	1-Nov-20
Victory Integrity Discovery Fund – Member Class	1.50%	31-Oct-21	10-Jun-20
Victory Integrity Mid-Cap Value Fund – Class R6	0.60%	31-Oct-21	1-Nov-20
Victory Integrity Mid-Cap Value Fund – Class A	1.00%	31-Oct-21	1-Nov-20
Victory Integrity Mid-Cap Value Fund – Class C	1.75%	31-Oct-21	1-Nov-20
Victory Integrity Mid-Cap Value Fund – Class Y	0.75%	31-Oct-21	1-Nov-20
Victory Integrity Mid-Cap Value Fund – Member Class	0.85%	31-Oct-21	10-June-20
Victory Integrity Small/Mid-Cap Value Fund – Class A	1.13%	31-Oct-21	1-Nov-20
Victory Integrity Small/Mid-Cap Value Fund – Class R6	0.83%	31-Oct-21	1-Nov-20
Victory Integrity Small/Mid-Cap Value Fund – Class Y	0.88%	31-Oct-21	1-Nov-20
Victory Integrity Small/Mid-Cap Value Fund – Member Class	0.95%	31-Oct-21	10-Jun-20
Victory Integrity Small-Cap Value Fund – Class A	1.50%	31-Oct-21	1-Nov-20
Victory Integrity Small-Cap Value Fund – Class C	2.35%	31-Oct-21	1-Nov-20
Victory Integrity Small-Cap Value Fund – Class R	1.75%	31-Oct-21	1-Nov-20
Victory Munder Mid-Cap Core Growth Fund – Class A	1.32%	31-Oct-21	1-Nov-20
Victory Munder Mid-Cap Core Growth Fund – Class C	2.12%	31-Oct-21	1-Nov-20
Victory Munder Mid-Cap Core Growth Fund – Class R	1.57%	31-Oct-21	1-Nov-20
Victory Munder Multi-Cap Fund – Class C	2.16%	31-Oct-21	1-Nov-20
Victory Munder Small Cap Growth – Class A	1.40%	31-Oct-21	1-Nov-20
Victory Munder Small Cap Growth – Class I	1.15%	31-Oct-21	1-Nov-20
Victory Munder Small Cap Growth – Class Y	1.25%	31-Oct-21	1-Nov-20
Victory Trivalent International Fund—Core Equity – Class A	0.95%	31-Oct-21	1-Nov-20
Victory Trivalent International Fund—Core Equity – Class C	1.70%	31-Oct-21	1-Nov-20
Victory Trivalent International Fund—Core Equity – Class I	0.60%	31-Oct-21	1-Nov-20
Victory Trivalent International Fund—Core Equity – Class R6	0.55%	31-Oct-21	1-Nov-20
Victory Trivalent International Fund—Core Equity – Class Y	0.70%	31-Oct-21	1-Nov-20
Victory Trivalent International Small-Cap Fund – Class A	1.35%	31-Oct-21	1-Nov-20
Victory Trivalent International Small-Cap Fund – Class C	2.10%	31-Oct-21	1-Nov-20
Victory Trivalent International Small-Cap Fund – Class I	0.95%	31-Oct-21	1-Nov-20
Victory Trivalent International Small-Cap Fund – Class R6	1.10%	31-Oct-21	1-Nov-20
Victory Trivalent International Small-Cap Fund – Class Y	1.10%	31-Oct-21	1-Nov-20

Fund/Class December 31 FYE Funds	Maximum Operating Expense Limit	Date of Termination	Effective Date of Waiver
Victory Floating Rate Fund – Class A	1.00%	30-Apr-22	1-May-21
Victory Floating Rate Fund – Class C	1.80%	30-Apr-22	1-May-21
Victory Floating Rate Fund – Class R	1.56%	30-Apr-22	1-May-21
Victory Floating Rate Fund – Class Y	0.78%	30-Apr-22	1-May-21
Victory Floating Rate Fund – Member Class	0.85%	30-Apr-22	10-Jun-20
Victory Global Energy Transition Fund – Class A	1.48%	30-Apr-22	1-May-21
Victory Global Energy Transition Fund – Class C	2.28%	30-Apr-22	1-May-21
Victory Global Energy Transition Fund – Class R	1.86%	30-Apr-22	1-May-21
Victory Global Energy Transition Fund – Class Y	1.15%	30-Apr-22	1-May-21
Victory High Income Municipal Bond Fund – Class A	0.80%	30-Apr-22	1-May-21
Victory High Income Municipal Bond Fund – Class C	1.57%	30-Apr-22	1-May-21
Victory High Income Municipal Bond Fund – Class Y	0.57%	30-Apr-22	1-May-21
Victory High Income Municipal Bond Fund – Member Class	0.65%	30-Apr-22	10-Jun-20
Victory High Yield Fund – Class A	1.00%	30-Apr-22	1-May-21
Victory High Yield Fund – Class C	1.70%	30-Apr-22	1-May-21
Victory High Yield Fund – Class R	1.35%	30-Apr-22	1-May-21
Victory High Yield Fund – Class Y	0.76%	30-Apr-22	1-May-21
Victory INCORE Investment Quality Bond Fund – Class A	0.90%	30-Apr-22	1-May-21
Victory INCORE Investment Quality Bond Fund – Class C	1.77%	30-Apr-22	1-May-21
Victory INCORE Investment Quality Bond Fund – Class R	1.30%	30-Apr-22	1-May-21
Victory INCORE Investment Quality Bond Fund – Class Y	0.66%	30-Apr-22	1-May-21
Victory INCORE Low Duration Bond Fund – Class A	0.85%	30-Apr-22	1-May-21
Victory INCORE Low Duration Bond Fund – Class C	1.62%	30-Apr-22	1-May-21
Victory INCORE Low Duration Bond Fund – Class R	1.27%	30-Apr-22	1-May-21
Victory INCORE Low Duration Bond Fund – Class Y	0.62%	30-Apr-22	1-May-21
Victory Sophus Emerging Markets Fund – Class A	1.34%	30-Apr-22	1-May-21
Victory Sophus Emerging Markets Fund – Class C	2.14%	30-Apr-22	1-May-21
Victory Sophus Emerging Markets Fund – Class R	1.58%	30-Apr-22	1-May-21
Victory Sophus Emerging Markets Fund – Class Y	0.99%	30-Apr-22	1-May-21
Victory Sophus Emerging Markets Fund – Class R6	0.89%	30-Apr-22	1-May-21
Victory RS Global Fund – Class A	0.85%	30-Apr-22	1-May-21
Victory RS Global Fund – Class C	1.60%	30-Apr-22	1-May-21
Victory RS Global Fund – Class R	1.10%	30-Apr-22	1-May-21
Victory RS Global Fund – Class Y	0.60%	30-Apr-22	1-May-21
Victory RS Global Fund – Class R6	0.55%	30-Apr-22	1-May-21
Victory RS Growth Fund – Class A	1.10%	30-Apr-22	1-May-21
Victory RS Growth Fund – Class C	1.93%	30-Apr-22	1-May-21
Victory RS Growth Fund – Class R	1.71%	30-Apr-22	1-May-21
Victory RS Growth Fund – Class Y	0.83%	30-Apr-22	1-May-21
Victory RS International Fund – Class A	1.13%	30-Apr-22	1-May-21
Victory RS International Fund – Class C	1.88%	30-Apr-22	1-May-21
Victory RS International Fund – Class R	1.38%	30-Apr-22	1-May-21
Victory RS International Fund – Class Y	0.88%	30-Apr-22	1-May-21
Victory RS International Fund – Class R6	0.83%	30-Apr-22	1-May-21
Victory RS Investors Fund – Class A	1.33%	30-Apr-22	1-May-21
Victory RS Investors Fund – Class C	2.07%	30-Apr-22	1-May-21
Victory RS Investors Fund – Class R	1.95%	30-Apr-22	1-May-21
Victory RS Investors Fund – Class Y	1.05%	30-Apr-22	1-May-21
Victory RS Large Cap Alpha Fund – Class A	0.89%	30-Apr-22	1-May-21
Victory RS Large Cap Alpha Fund – Class C	1.69%	30-Apr-22	1-May-21
Victory RS Large Cap Alpha Fund – Class R	1.26%	30-Apr-22	1-May-21
Victory RS Large Cap Alpha Fund – Class Y	0.68%	30-Apr-22	1-May-21
Victory RS Mid Cap Growth Fund – Class A	1.20%	30-Apr-22	1-May-21
Victory RS Mid Cap Growth Fund – Class C	2.11%	30-Apr-22	1-May-21
Victory RS Mid Cap Growth Fund – Class R	1.80%	30-Apr-22	1-May-21
Victory RS Mid Cap Growth Fund – Class Y	0.95%	30-Apr-22	1-May-21
Victory RS Mid Cap Growth Fund – Class R6	0.94%	30-Apr-22	1-May-21
Victory RS Mid Cap Growth Fund – Member Class	1.05%	30-Apr-22	10-Jun-20
Victory RS Partners Fund – Class A	1.45%	30-Apr-22	1-May-21
Victory RS Partners Fund – Class R	1.81%	30-Apr-22	1-May-21
Victory RS Partners Fund – Class Y	1.12%	30-Apr-22	1-May-21
Victory RS Partners Fund – Member Class	1.25%	30-Apr-22	10-Jun-20
Victory RS Science and Technology Fund – Class A	1.49%	30-Apr-22	1-May-21
Victory RS Science and Technology Fund – Class C	2.28%	30-Apr-22	1-May-21
Victory RS Science and Technology Fund – Class R	1.93%	30-Apr-22	1-May-21
Victory RS Science and Technology Fund – Class Y	1.24%	30-Apr-22	1-May-21
Victory RS Select Growth Fund – Class A	1.40%	30-Apr-22	1-May-21
Victory RS Select Growth Fund – Class C	2.18%	30-Apr-22	1-May-21
Victory RS Select Growth Fund – Class R	1.91%	30-Apr-22	1-May-21
Victory RS Select Growth Fund – Class Y	1.14%	30-Apr-22	1-May-21
Victory RS Select Growth Fund – Class R6	1.06%	30-Apr-22	1-May-21
Victory RS Small Cap Equity Fund – Class A	1.35%	30-Apr-22	1-May-21
Victory RS Small Cap Equity Fund – Class C	2.10%	30-Apr-22	1-May-21
Victory RS Small Cap Equity Fund – Class R	1.75%	30-Apr-22	1-May-21
Victory RS Small Cap Equity Fund – Class Y	1.10%	30-Apr-22	1-May-21
Victory RS Small Cap Equity Fund – Member Class	1.15%	30-Apr-22	10-Jun-20
Victory RS Small Cap Growth Fund – Class A	1.40%	30-Apr-22	1-May-21
Victory RS Small Cap Growth Fund – Class C	2.16%	30-Apr-22	1-May-21
Victory RS Small Cap Growth Fund – Class R	1.86%	30-Apr-22	1-May-21
Victory RS Small Cap Growth Fund – Class Y	1.13%	30-Apr-22	1-May-21
Victory RS Small Cap Growth Fund – Class R6	1.06%	30-Apr-22	1-May-21
Victory RS Value Fund – Class A	1.30%	30-Apr-22	1-May-21
Victory RS Value Fund – Class C	2.07%	30-Apr-22	1-May-21
Victory RS Value Fund – Class R	1.69%	30-Apr-22	1-May-21
Victory RS Value Fund – Class Y	1.06%	30-Apr-22	1-May-21
Victory Strategic Income Fund – Class A	0.95%	30-Apr-22	1-May-21
Victory Strategic Income Fund – Class C	1.74%	30-Apr-22	1-May-21
Victory Strategic Income Fund – Class R	1.34%	30-Apr-22	1-May-21
Victory Strategic Income Fund – Class Y	0.74%	30-Apr-22	1-May-21
Victory Tax-Exempt Fund – Class A	0.80%	30-Apr-22	1-May-21
Victory Tax-Exempt Fund – Class C	1.60%	30-Apr-22	1-May-21
Victory Tax-Exempt Fund – Class Y	0.69%	30-Apr-22	1-May-21

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